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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 2, 2012, (except for Note 2, as to which the date is May 21, 2012) in Amendment No. 1 to the registration statement (Form S-1 No. 333-180515) and related Prospectus of Stemline Therapeutics, Inc. dated May 21, 2012.

                      /s/ Ernst & Young LLP

MetroPark, New Jersey
May 21, 2012

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm